                              The Right Start, Inc.
              Unaudited Proforma Combined Statements of Operations
                     For the six months ended August 4, 2001

                                 The Right Start, IncZany Brainy, Inc. RightStart.com Inc.   Pro Forma Adjustment Pro Forma Combined
                                 ------------------------------------- -------------------     ---------------   ---------------

Net sales:  Retail                        $ 26,244,000     $ 132,771,000          $ 6,124,000         (3,207,000) a  $ 154,699,000
                                                                                                      (7,233,000) b

Costs and expenses:
      Cost of goods sold                    15,000,000        86,458,000            4,291,000         (3,207,000) a     97,673,000
                                                                                                      (4,151,000) b
                                                                                                        (718,000) p

      Operating expense                      9,559,000        62,780,000            1,282,000         (3,879,000) b     69,222,000
                                                                                                        (520,000) c
      Marketing and advertising expense        308,000         7,237,000               42,000           (410,000) b      7,177,000
      General and administrative expense     2,129,000        15,571,000              734,000         (5,639,000) c     13,155,000
                                                                                                         360,000 f
      Pre-opening costs                        183,000                 -                    -                              183,000
      Depreciation and amortization expense  1,290,000         8,054,000              456,000           (398,000) b      1,427,000
                                                                                                      (7,656,000) j
                                                                                                        (319,000) j
      Merger and integration costs                   -                 -                    -                                    -
                                     ------------------  -------------------------------------    ---------------   ---------------
                                            28,469,000       180,100,000            6,805,000        (26,537,000)      188,837,000
                                     ------------------  -------------------------------------    ---------------   ---------------

Operating income/(loss)                     (2,225,000)      (47,329,000)            (681,000)        16,097,000       (34,138,000)

Interest expense, net                          418,000         5,961,000              194,000         (1,882,000) h      4,544,000
                                                                                                        (147,000) I
                                     ------------------  -------------------------------------    ---------------   ---------------
Loss before income taxes                    (2,643,000)      (53,290,000)            (875,000)        18,126,000       (38,682,000)
                                     ------------------  -------------------------------------    ---------------   ---------------
Income tax provision                            25,000                 -                    -                  -            25,000

                                     ------------------  -------------------------------------    ---------------   ---------------
Net loss                                  $ (2,668,000)    $ (53,290,000)          $ (875,000)      $ 18,126,000     $ (38,707,000)
                                     ==================  =====================================    ===============   ===============

Preferred stock accretion                    $ 197,000                                                                   $ 197,000
Series D preferred dividends                   180,000                                                                     180,000
                                     ------------------  -------------------------------------    ---------------   ---------------
Basic and diluted loss applicable
 to common                                $ (3,045,000)    $ (53,290,000)          $ (875,000)      $ 18,126,000     $ (39,084,000)
                                     ==================  =====================================    ===============   ===============

Basic and diluted loss per share               $ (0.54)                                                                    $ (5.82)
                                     ==================                                                             ===============

Weighted average number of shares
 outstanding                                  5,617,275                                                 1,100,000  m      6,717,275
                                     ==================                                           ===============   ===============